UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

July 21, 2014

Date of Report (date of Earliest Event Reported)

CANNAMED CORPORATION

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-53447	20-5893809
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

350 N. Glendale Avenue, Suite B#212
Glendale, CA 91206
 (Address of principal executive offices and zip code)
(702) 751-8455
(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Amendment discloses changes to the principal amounts and payment terms of certain promissory notes received by Cal-Westridge, LLC, a California limited liability company (“Cal-West”) and an indirect, wholly-owned subsidiary of Cannamed Corporation, a Nevada corporation (the “Company”). The original promissory note terms were disclosed in the Current Report filed on Form 8-K on June 27, 2014.

Item 1.01	Entry into a Material Definitive Agreement.

20 BEAR, LLC TRANSACTION

            Secured Promissory Note

On July 21, 2014, Cal-West received an amended, secured promissory note (“Promissory Note”) from 20 Bear, LLC (“20 Bear”), a California limited liability company, in the principal amount of $41,865 to acquire agricultural real estate in California. The Promissory Note bears interest at 10% per annum, and is due on January 15, 2025 with monthly payments of $589 commencing on January 15, 2015. Repayment of the Promissory Note remains secured by a Deed of Trust.

CAL-SOUTHRIDGE, LLC TRANSACTION

            Secured Promissory Note

On July 21, 2014, Cal-West received an amended, secured promissory note (“Southridge Note”) from Cal-Southridge, LLC (“Southridge”), a California limited liability company, in the principal amount of $66,380 to acquire agricultural real estate in California. The Southridge Note bears interest at 10% per annum, and is due on January 15, 2025 with monthly payments of $933 commencing on January 15, 2015. Repayment of the Southridge Note remains secured by a Deed of Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                  CANNAMED CORPORATION

Date: July 25, 2014                                                                                                                                                                                                                      By:/s/ Jordan Shapiro

                                                                                                                                                                                                                                                          Jordan Shapiro

                                                                                                                                                                                                                                                          CEO